UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 25, 2005

STATE NATIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-51548	75-2641879
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4500 Mercantile Plaza Drive
Suite 300
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)

(817) 547-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under “Item 2.02. Results of Operations and Financial Condition,” including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On October 25, 2005, State National Bancshares, Inc. issued a press release announcing its results of operations and financial condition for the third quarter ended September 30, 2005.  A copy of the press release is attached as Exhibit 99.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit 99               Press release dated October 25, 2005, issued by State National Bancshares, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL BANCSHARES, INC.

Date: October 26, 2005	By:	/s/ Don E. Cosby
Don E. Cosby, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated October 25, 2005, issued by State National Bancshares, Inc.